Commitments and contingencies	6 Months Ended
Jun. 30, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies

10. Commitments and contingencies

The Company has entered into a Sale and Purchase Agreement with a third party vendor for the procurement of 6 units of supercomputing servers for a total cost of $5.27 million. These servers will be delivered in stages in the second half of 2023.